UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Finnovate Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Finnovate Acquisition Corp.
265 Franklin Street

Suite 1702

Boston, MA 02110

[__], 2024

Dear Shareholders:

On behalf of the board of directors (the “Board”) of Finnovate Acquisition Corp., which we refer to as “we,” “us,” “our,” or the “Company,” I invite you to attend an extraordinary general meeting of shareholders in lieu of an annual general meeting (the “Meeting”) of the Company. The Meeting will be held at [__] Eastern Time on May 2, 2024. The Company will be holding the Meeting at [__], and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/finnovateacquisition/2024. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/finnovateacquisition/2024.

As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals:

1.	Proposal No. 1 — A proposal to approve, by way of special resolution, that the second amendment to the Company’s amended and restated memorandum and articles of association adopted by special resolution dated 31 October 2021 and in addition to the first amendment to such articles dated 8 May 2023, in the form attached as Annex A hereto, which provides that the Company may elect to extend the date (the “Articles Extension”) by which the Company has to consummate a business combination within 36 months from the consummation of its initial public offering, i.e. November 8, 2024, or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect (such proposal, the “Articles Extension Proposal”);

2.	Proposal No. 2 — A proposal, by way of ordinary resolution, to ratify the selection by the Audit Committee of the Board that Marcum LLP shall serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

3.	Proposal No. 3 — A proposal to approve, by way of ordinary resolution, the Meeting be adjourned to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension. The Adjournment Proposal will only be presented at the Meeting if there are not sufficient votes to approve the Articles Extension Proposal or the Auditor Ratification Proposal.

Each of the proposals is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. In addition to considering and voting on the foregoing proposals, members of the Company’s management will be available at the Meeting to discuss the consolidated financial statements of the Company for the fiscal year ended December 31, 2023 filed with the Company’s Annual Report on Form 10-K, and to answer questions of shareholders regarding the Company’s current affairs.

The primary purpose of the Articles Extension Proposal is to provide us with additional time to complete our initial business combination (“business combination”). On August 21, 2023, we entered into a Business Combination Agreement (the “Business Combination Agreement”) with Scage Future, an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), Hero 1, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“First Merger Sub”), Hero 2, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco (“Second Merger Sub”), and Scage International Limited, an exempted company incorporated with limited liability in the Cayman Islands (“Scage”). For more information about the business combination with Scage, see the Registration Statement on Form F-4 once filed with the U.S. Securities and Exchange Commission.

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Without the Articles Extension, we believe that we will not be able to complete an initial business combination on or before May 8, 2024. If that were to occur, the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, whether to liquidate and dissolve the Company at an earlier date. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

Only holders of record of our Class A ordinary shares and Class B ordinary shares (collectively, the “ordinary shares”) at the close of business on April 4, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting. The sole Class B ordinary share in the capital of the Company is currently held by Finnovate Sponsor, L.P. (the “Sponsor”).

Our Board has considered and approved the proposals and recommends that shareholders vote in favor of each proposal. Approval of the Articles Extension Proposal requires a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Approval of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

In connection with the Articles Extension Proposal, holders (“Public Shareholders”) of the Company’s Class A ordinary shares that were sold in our initial public offering (the “IPO”) (“Public Shares”) may elect to redeem their Public Shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the IPO, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether or how such Public Shareholders vote on the proposals at the Meeting. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension.

You are not being asked to vote on any business combination at this time. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares if and when a business combination proposal is submitted to shareholders for approval, subject to any limitations set forth in our Articles. In addition, Public Shareholders who do not make the Election will be entitled to have their Public Shares redeemed for cash if the Company has not completed a business combination before the expiration of the Articles Extension, subject to any limitations set forth in our Articles.

If the Articles Extension Proposal is approved and the Articles Extension is implemented, then in accordance with the trust agreement entered into by and between the Company and the trustee (the “Trust Agreement”), the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the period of the Articles Extension. Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to abandon and not implement the Articles Extension at any time without any further action by our shareholders.

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To exercise your redemption rights, you must tender your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, prior to 5:00 p.m. Eastern Time on April 30, 2024 (two business days prior to the Meeting). You may tender your shares by delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its Public Shares.

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

If the Articles Extension Proposal is approved and the Articles Extension is implemented, then, the Sponsor (or its designees) will contribute to us loans (the “Loans”) of the lesser of (x) $37,500 or (y) $0.025 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on May 8, 2024 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until November 8, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than 1,500,000 Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on September 8, 2024, which would represent four calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $0.031 per share, with the aggregate maximum contribution to the Trust Account being $150,000. However, if 3,273,333 Public Shares are redeemed and 1,500,000 of our Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount deposited per share for such four-month period will be approximately $0.10 per share.

Assuming the Articles Extension is implemented, the Sponsor will loan up to $37,500 for each Monthly Amount, which amount will be deposited in the Trust Account within seven calendar days from the 8th of the applicable calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination.

The Board is at liberty to fix an earlier date before November 8, 2024, by which the Company is required to consummate a business combination, and if the Company does not consummate a business combination by such earlier date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible. If the Board determines to liquidate sooner, the obligation to make additional Monthly Amounts will terminate, and the Company will liquidate and dissolve promptly thereafter.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. If a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

The Company estimates that the per-share pro rata portion of the Trust Account will be approximately $10.91 at the time of the Meeting. The closing price of the Company’s ordinary shares on the Nasdaq Global Market on April 2, 2024 was $11.25. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their Public Shares.

After careful consideration of all relevant factors, the Board has determined that each of the proposals is advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the proxy statement containing detailed information concerning the Meeting, the Articles Extension Proposal, the Auditor Ratification Proposal and the Adjournment Proposal. Whether or not you plan to participate in the Meeting virtually or in person, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Calvin Kung
Calvin Kung
Chief Executive Officer and Chairman of the Board
[__], 2024

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Finnovate Acquisition Corp.

265 Franklin Street

Suite 1702

Boston, MA 02110

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL GENERAL MEETING

OF

Finnovate Acquisition Corp.

TO BE HELD ON MAY 2, 2024

To the Shareholders of Finnovate Acquisition Corp.:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders in lieu of an annual general meeting (the “Meeting”) of Finnovate Acquisition Corp., a Cayman Islands exempted company (the “Company,” “we” or “us”), will be held on May 2, 2024, at [__] Eastern Time. The Meeting will be held at [__], and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/finnovateacquisition/2024. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/finnovateacquisition/2024.

The purpose of the Meeting will be to consider and vote upon, and if thought fit, pass and approve the following proposals:

1.	Proposal No. 1 — To approve, by way of special resolution, that the second amendment to the Company’s amended and restated memorandum and articles of association adopted by special resolution dated 31 October 2021 and in addition to the first amendment to such articles dated 8 May 2023, in the form attached as Annex A hereto, which provides that the Company may elect to extend the date (the “Articles Extension”) by which the Company has to consummate a business combination within 36 months from the consummation of its initial public offering, i.e. November 8, 2024, or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect (such proposal, the “Articles Extension Proposal”);

2.	Proposal No. 2 — To ratify the selection by the Audit Committee of the Board that Marcum LLP (“Marcum”) shall serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

3.	Proposal No. 3 — To approve, by way of ordinary resolution, that the Meeting be adjourned to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

If the Articles Extension Proposal is approved and the Articles Extension is implemented, then, the Sponsor (or its designees) will contribute to us loans (the “Loans”) of the lesser of (x) $37,500 or (y) $0.025 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on May 8, 2024 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until November 8, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than 1,500,000 Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on September 8, 2024, which would represent four calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $0.031 per share, with the aggregate maximum contribution to the Trust Account being $150,000. However, if 3,273,333 Public Shares are redeemed and 1,500,000 of our Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount deposited per share for such four-month period will be approximately $0.10 per share.

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Assuming the Articles Extension is implemented, the Sponsor will loan up to $37,500 for each Monthly Amount, which amount will be deposited in the Trust Account within seven calendar days from the 8th of the applicable calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination.

The Board is at liberty to fix an earlier date before November 8, 2024, by which the Company is required to consummate a business combination, and if the Company does not consummate a business combination by such earlier date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible. If the Board determines to liquidate sooner, the obligation to make additional Monthly Amounts will terminate, and the Company will liquidate and dissolve promptly thereafter.

The Board has fixed the close of business on April 4, 2024 as the record date for the Meeting and only holders of shares in the capital of the Company of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

Enclosed is the proxy statement containing detailed information concerning the Articles Extension Proposal, the Auditor Ratification Proposal, the Adjournment Proposal and the Meeting. Whether or not you plan to attend the Meeting, we urge you to read this material carefully and vote your shares.

By Order of the Board of Directors

Sincerely,

/s/ Calvin Kung
Calvin Kung
Chief Executive Officer and Chairman of the Board

Dated: [__], 2024

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS NOTICE OF EXTRAORDINARY MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL GENERAL MEETING, ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2023 AND PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/finnovateacquisition/2024. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT [__], 2024.

6

Finnovate Acquisition Corp.

265 FRANKLIN STREET

SUITE 1702

BOSTON, MA 02110

i

Finnovate Acquisition Corp.

PROXY STATEMENT

FOR AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL GENERAL MEETING OF THE COMPANY

To be held at [__] Eastern Time on May 2, 2024

The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL GENERAL MEETING

Why am I receiving this proxy statement?

This proxy statement of Finnovate Acquisition Corp. (the “Company,” “we” or “us”) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at an extraordinary general meeting of shareholders in lieu of an annual general meeting of the Company (the “Meeting”), or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.

We are a blank check company incorporated on March 15, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is Finnovate Sponsor L.P., a Delaware limited partnership, which we refer to herein as our “Sponsor.”

In November 2021, we consummated our initial public offering (the “IPO”) from which we derived gross proceeds of $172.5 million, including proceeds from the full exercise of the underwriters’ over-allotment option. These funds as well as a portion of the $8,800,000 in proceeds from the sale of private placement warrants at the time of the IPO were placed in a trust account administered by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”), such that the trust account held an aggregate of $175,900,000, or $10.20 per public unit, as of November 12, 2021. Like most blank check companies’ governing documents, our amended and restated articles of association and the first amendment thereto (the “Articles”) provide for the return of the IPO proceeds held in trust to the holders of publicly-held Class A ordinary shares (“Public Shares”) if there is no qualifying business combination consummated on or before a certain date. In our case, such certain date is May 8, 2024 (i.e., upon the expiration of the 30-month period following the consummation of the IPO, which period we refer to as the “business combination period”). If the Articles Extension Proposal is approved, the business combination period will instead be extended until November 8, 2024 (i.e. within 36 months from the consummation of its initial public offering) or such earlier date as may be determined by the Board in its sole discretion (the “Articles Extension Date”). Our Board believes that it is in the best interests of the Company and its shareholders to extend the business combination period until that date. Therefore, the Board is submitting the proposals described in this proxy statement for the shareholders to vote upon.

What is being voted on?

You are being asked to vote on the following proposals:

(1)	Proposal No. 1 — A proposal to approve, by way of special resolution, that the second amendment to the Company’s amended and restated memorandum and articles of association adopted by special resolution dated 31 October 2021 and in addition to the first amendment to such articles dated 8 May 2023, in the form attached as Annex A hereto, which provides that the Company may elect to extend the date by which the Company has to consummate a business combination within 36 months from the consummation of its initial public offering, i.e. November 8, 2024, or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect (such proposal, the “Articles Extension Proposal”);

(2)	Proposal No. 2 — A proposal to ratify the selection by the audit committee (the “Audit Committee”) of the Board that Marcum LLP (“Marcum”) shall serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

(3)	Proposal No. 3 — A proposal to approve, by way of ordinary resolution, the Meeting be adjourned to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

What is the purpose of the Articles Extension?

The primary purpose of the Articles Extension Proposal is to provide us with additional time to complete our initial business combination. On August 21, 2023, we entered into a Business Combination Agreement (the “Business Combination Agreement”) with Scage Future, an exempted company incorporated with limited liability in the Cayman Islands (“Pubco”), First Merger Sub, Second Merger Sub and Scage. For more information about the business combination with Scage, see the Registration Statement on Form F-4 once filed with the U.S. Securities and Exchange Commission (the “SEC”).

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Why is the Company proposing the Articles Extension Proposal?

The Company’s Articles provide that the Company has until May 8, 2024 (the date which is 30 months after the consummation of the IPO) to complete our initial business combination. If the Articles Extension Proposal is approved, the business combination period will be extended to the Articles Extension Date.

The Board has determined that it is in the best interests of the Company to seek the Articles Extension and have the Company’s shareholders approve the Articles Extension Proposal to allow for additional time to consummate a business combination. Without the Articles Extension, the Company believes that the Company will not be able to complete a proposed business combination with Scage on or before May 8, 2024. If that were to occur, the Company would be precluded from completing the business combination and would be forced to liquidate.

Why should I vote “FOR” the Articles Extension Proposal?

Our Board believes shareholders will benefit from the Company consummating an initial business combination and is proposing the Articles Extension to extend the date by which the Company may complete an initial business combination. Your vote in favor of the Articles Extension Proposal is required for the Company to implement the Articles Extension.

The Company’s existing Articles provide that if the Company’s shareholders approve an amendment to the Company’s Articles that would modify the substance or timing of the Company’s obligation to redeem Public Shares if the Company does not complete its initial business combination before May 8, 2024, the Company will provide holders of its Public Shares (“Public Shareholders”) with the opportunity to redeem, subject to the redemption limitation as described in the Company’s Articles, all or a portion of their Public Shares upon such approval (an election for such a redemption, an “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares. This Articles provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your Public Shares, you will retain the right to vote on an initial business combination in the future and the right to redeem your Public Shares in connection with an initial business combination.

If the Articles Extension Proposal is approved and the Articles Extension is implemented, then, the Sponsor (or its designees) will contribute to us loans (the “Loans”) of the lesser of (x) $37,500 or (y) $0.025 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on May 8, 2024 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until November 8, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than 1,500,000 Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on September 8, 2024, which would represent four calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $0.031 per share, with the aggregate maximum contribution to the Trust Account being $150,000. However, if 3,273,333 Public Shares are redeemed and 1,500,000 of our Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount deposited per share for such four-month period will be approximately $0.10 per share.

Assuming the Articles Extension is implemented, the Sponsor will loan up to $37,500 for each Monthly Amount, which amount will be deposited in the Trust Account within seven calendar days from the 8th of the applicable calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination.

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The Board is at liberty to fix an earlier date before November 8, 2024, by which the Company is required to consummate a business combination, and if the Company does not consummate a business combination by such earlier date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible. If the Board determines to liquidate sooner, the obligation to make additional Monthly Amounts will terminate, and the Company will liquidate and dissolve promptly thereafter.

Our Board recommends that you vote in favor of the Articles Extension Proposal but expresses no opinion as to whether you should redeem your Public Shares. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.

Why should I vote “FOR” the Auditor Ratification Proposal?

Marcum has served as the Company’s independent registered public accounting firm since the consummation of our IPO in November 2021. Our Audit Committee and Board believe that stability and continuity in the Company’s auditor is important as we complete our business combination with Scage.

Why should I vote “FOR” the Adjournment Proposal?

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

How do the Company insiders intend to vote their shares?

All of the Company’s directors and their respective affiliates are expected to vote all shares over which they have voting control in favor of all proposals being presented at the Meeting.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their shares in connection with (i) the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination the applicable time frame or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. None of our Sponsor, officers or directors are entitled to redeem the 4,312,500 Class A and B ordinary shares held by them (the “Founder Shares”).

On April 4, 2024 (the “Record Date”), our Sponsor, officers and directors beneficially owned and were entitled to vote an aggregate of 4,312,500, or approximately 47.5%, of the Company’s issued and outstanding ordinary shares.

Subject to applicable securities laws, the Sponsor or the Company’s executive officers, directors or any of their respective affiliates may purchase Public Shares in privately negotiated transactions or in the open market either prior to or following the completion of an initial business combination, although they are under no obligation to do so. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record holder of our shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights. In the event that the Sponsor or the Company’s executive officers or directors purchase Public Shares in privately negotiated transactions from Public Shareholders who have already elected to exercise their redemption rights, such selling shareholders would be required to revoke their prior elections to redeem their shares and any proxy to vote against our initial business combination.

To the extent any such purchases by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates are made in situations in which the tender offer rules restrictions on purchases apply, we will disclose in a Current Report on Form 8-K prior to the Meeting the following: (i) the number of Public Shares purchased outside of the redemption offer, along with the purchase price(s) for such Public Shares; (ii) the purpose of any such purchases; (iii) the impact, if any, of the purchases on the likelihood that the Articles Extension Proposal will be approved; (iv) the identities of the securityholders who sold to the Sponsor or the Company’s executive officers, directors or any of their respective affiliates (if not purchased on the open market) or the nature of the securityholders (e.g., five percent security holders) who sold such Public Shares; and (v) the number of Public Shares for which we have received redemption requests pursuant to its redemption offer.

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The purpose of such share purchases and other transactions would be to increase the likelihood of approving the Articles Extension Proposal, or otherwise limit the number of Public Shares electing to redeem.

If such transactions are effected, the consequence could be to cause the Articles Extension to be effectuated in circumstances where it could not otherwise occur. In addition, if such purchases are made, the public “float” of our securities and the number of beneficial holders of our securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or trading of our securities on a national securities exchange.

We hereby represent that any of our securities purchased by the Sponsor or the Company’s executive officers, directors or any of their respective affiliates in situations in which the tender offer rules restrictions on purchases would apply would not be voted in favor of approving the Articles Extension Proposal.

Does the Board recommend voting for the approval of the proposals?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” the proposals.

What vote is required to adopt the Articles Extension Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?

Approval of the Articles Extension Proposal will require a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

The Auditor Ratification Proposal and the Adjournment Proposal, if presented, require an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

What happens if I sell my ordinary shares or units of the Company before the Meeting?

The Record Date is earlier than the date of the Meeting. If you transfer your Public Shares after the Record Date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your Public Shares prior to the Record Date, you will have no right to vote those shares at the Meeting.

Will the Company seek any further extensions to liquidate the Trust Account?

Other than the Articles Extension Proposal, until the expiration of the Articles Extension as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate an initial business combination.

What happens if the Articles Extension Proposal is not approved?

If the Articles Extension Proposal is not approved, and we do not consummate the initial business combination by May 8, 2024, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the Public Shareholders.

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The Sponsor and directors have waived their rights to participate in any liquidation distribution with respect to their Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s public warrants or private warrants, which will expire worthless in the event we wind up.

Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.

If the Articles Extension Proposal is approved, what happens next?

Subject to the approval of the Articles Extension Proposal by a special resolution being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting, the amended and restated memorandum and articles association of the Company in the form of Annex A hereto will be adopted with immediate effect and the Company will file the same with the with the Registrar of Companies of the Cayman Islands. The Company will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and its units, Public Shares and public warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will continue to work to consummate the initial business combination with Scage prior to the expiration of the Articles Extension.

Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to abandon and not implement either the Articles Extension at any time without any further action by our shareholders.

Would I still be able to exercise my redemption rights if I vote against the Articles Extension Proposal?

Yes, assuming you are a shareholder as of the Record Date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension. If you do not redeem your publicly held Class A ordinary shares, which we refer to as Public Shares, in connection with the Meeting, and you disagree with an initial business combination when it is proposed for a shareholder approval, you will retain your right to redeem your Public Shares upon consummation of an initial business combination, subject to any limitations set forth in the Articles.

When and where is the Meeting?

The Company will be holding the Meeting at [__], and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company’s shareholders may attend and vote at the Meeting in person and/or by visiting https://www.cstproxy.com/finnovateacquisition/2024 and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing 1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The passcode for telephone access is 6935461#. The hybrid format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost.

How do I attend the Meeting virtually?

Registered shareholders received a proxy card from Continental Stock Transfer & Trust Company (“Continental”). The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual meeting starting on April 26, 2024 at [__] Eastern Time (four (4) business days prior to the meeting date). Enter the URL address https://www.cstproxy.com/finnovateacquisition/2024 into your browser, enter your control number, name and email address. Once you pre-register you will be able to vote. At the start of the Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.

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Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting virtually and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.

If you do not attend the Meeting in person and do not have internet capabilities, you can listen only to the Meeting by 1 800-450-7155 (toll-free), within the U.S. and Canada, or +1 857-999-9155 (standard rates apply) outside the U.S. and Canada; when prompted enter the pin number 6935461#. This is listen only; you will not be able to vote or enter questions during the Meeting.

How do I vote?

If you are a holder of record of Company ordinary shares, you may vote in person or virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting in person or virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) voting online at https://www.cstproxy.com/finnovateacquisition/2024. You may still attend the Meeting and vote virtually or in person if you have already voted by proxy.

If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares in person or virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the Meeting virtually?”

How do I change my vote?

If you are a registered holder of Company ordinary shares on the Record Date, you can revoke your proxy at any time before the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote.

If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR”, “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes for each proposal. Approval of the Articles Extension Proposal require a special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. The Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

If you do not vote, your action will have no effect on the Articles Extension Proposal, Auditor Ratification Proposal or the Adjournment Proposal. Likewise, abstentions, broker non-votes and withheld votes (as applicable) will have no effect on the Articles Extension Proposal or the Adjournment Proposal.

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If my shares are held in “street name,” will my broker automatically vote them for me?

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The Articles Extension Proposal and the Adjournment Proposal are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

The Auditor Ratification Proposal is considered to be “routine,” and brokers, banks or other nominees will have discretionary voting power with respect to the Auditor Ratification Proposal. Accordingly, at the Meeting, your shares may be voted on by your broker, bank or other nominee for the Auditor Ratification Proposal.

What is a quorum requirement?

A quorum of shareholders is necessary to hold a valid meeting. The holders of a majority of the shares of the of the Company being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Meeting. Abstentions and broker non-votes will have no effect on the outcome of any of the proposals. If there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum.

Who can vote at the Meeting?

Only registered holder of the Company’s ordinary shares at the close of business on April 4, 2024 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. As of April 1, 2024, 9,085,831 Class A ordinary shares and 1 Class B ordinary share were outstanding and entitled to vote.

See above in “How do I vote?” for information on how to vote.

What interests do the Company’s directors and executive officers have in the approval of the proposals?

The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of Our Sponsor, Investor, Directors and Officers.”

What happens to the Company’s warrants if the Articles Extension Proposal is not approved?

If the Articles Extension Proposal is not approved and we do not consummate a business combination by May 8, 2024, we will be required to liquidate and dissolve our Trust Account by returning the then-remaining funds in such account to the Public Shareholders. In that case, the public warrants as well as the private warrants will be worthless.

What happens to the Company’s warrants if the Articles Extension Proposal is approved?

If the Articles Extension Proposal is approved, the Company will be able to continue its efforts to consummate its business combination with Scage until the expiration of the Articles Extension and will retain the blank check company restrictions previously applicable to it, and the public warrants and private placement warrants will remain outstanding in accordance with their terms.

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How do I redeem my Public Shares?

If the Articles Extension is implemented, each Public Shareholder may redeem all or a portion of his or her Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a business combination, or if the Company has not consummated an initial business combination by the expiration of the Articles Extension.

To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the Continental, the Company’s transfer agent (the “transfer agent”) and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on April 30, 2024. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Articles Extension and Election.

Pursuant to our Articles, a Public Shareholder may request that the Company redeem all or a portion of such Public Shareholder’s Public Shares for cash if the Articles Extension Proposal is approved. You will be entitled to receive cash for any Public Shares to be redeemed only if you:

(U)	hold Public Shares or hold Public Shares as part of units and you elect to separate your units into the underlying Public Shares and public warrants prior to exercising your redemption rights with respect to the Public Shares; and

(ii) prior to 5:00 p.m., Eastern Time, on April 30, 2024, (a) submit a written request to the transfer agent at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team), that the Company redeem your Public Shares for cash and (b) deliver your Public Shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their Public Shares even if they vote for the Articles Extension Proposal.

Holders of units must elect to separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying Public Shares and public warrants, or if a holder holds units registered in its, his or her own name, the holder must contact the transfer agent directly and instruct it to do so.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical share certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

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Share certificates that have not been tendered or delivered in accordance with these procedures prior to the vote on the Articles Extension Proposal will not be redeemed for cash held in the Trust Account.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. If a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

In the event that a Public Shareholder tenders its shares and decides prior to the deadline for exercising redemption requests that it does not want to redeem its shares, the shareholder may withdraw the tender. Requests to withdraw a demand for redemption after the deadline for exercising redemption requests can only be completed if we consent. If you delivered your share certificates (if applicable) for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (or thereafter with our consent) not to redeem your shares, you may request that our transfer agent return the share certificates or restore the book entry shares registered in your name. You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Articles Extension Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Articles Extension Proposal will not be approved. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Articles Extension Proposal would receive payment of the redemption price for such shares soon after the implementation of the Articles Extension. The transfer agent will hold the share certificates of Public Shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the units into underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance to permit the delivery of the Public Share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into Public Shares and public warrants. See “How do I redeem my Public Shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Who is paying for this proxy solicitation?

The Company will pay for the entire cost of soliciting proxies, provided that if the Investment is consummated, the Investor shall assume such costs. The Company has engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Advantage Proxy’s customary fees, plus disbursements, and indemnify Advantage Proxy against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a business combination if the Articles Extension is approved, we do not expect such payments to have a material effect on our ability to consummate a business combination.

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Where do I find the voting results of the Meeting?

We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s proxy solicitor at:

Karen Smith

President & CEO

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Some statements contained in this proxy statement are forward-looking in nature. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about:

●	our ability to complete our initial business combination, including the business combination with Scage;

●	our expectations around the performance of the prospective target business or businesses, such as Scage;

●	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

●	our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

●	the potential incentive to consummate an initial business combination with an acquisition target that subsequently declines in value or is unprofitable for public investors due to the low initial price for the Founder Shares paid by our Sponsor and initial shareholders;

●	our potential ability to obtain additional financing to complete our initial business combination;

●	the ability of our officers and directors to generate a number of additional potential acquisition opportunities;

●	our pool of prospective target businesses;

●	our public securities’ potential liquidity and trading;

●	the lack of a market for our securities;

●	the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

●	the Trust Account not being subject to claims of third parties; or

●	our financial performance; or

●	the other risks and uncertainties discussed in “Risk Factors” below.

Additionally, on January 24, 2024, the SEC adopted new rules and regulations for special purpose acquisition companies (“SPACs”) on January 24, 2024, which will become effective on July 1, 2024, that will affect SPAC business combination transactions. The 2024 SPAC Rules require, among other matters, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and business combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed business combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for business combination registration statements. In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act of 1940, as amended, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals. The 2024 SPAC Rules may materially affect our ability to negotiate and complete our initial Business Combination and may increase the costs and time related thereto.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

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RISK FACTORS

An investment in our securities involves a high degree of risk. You should consider carefully all of the risks described below, together with the other factors discussed under “Item 1A. Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2023 (the “2023 Annual Report”), and the factors described in other reports we file with the SEC. If any of the risk factors occurs, our business, financial condition and operating results may be materially adversely affected. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal is approved by our shareholders, in which case, to the extent we do not obtain any further extension, we would cease all operations except for the purpose of winding up and we would redeem our Public Shares and liquidate and dissolve.

We may not be able to complete a business combination by the expiration of the Articles Extension, even if the Articles Extension Proposal is approved by our shareholders, and the Investment is consummated. Our ability to complete an initial business combination may be negatively impacted by general market conditions, volatility in the capital and debt markets and the other risks described herein, in our 2023 Annual Report, and in other reports that we file with the SEC. If we have not completed our initial business combination prior to the Articles Extension Date (assuming that it is approved pursuant to the Articles Extension Proposal), and we do not seek any further extension, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Island law to provide for claims of creditors and the requirements of other applicable law. Additionally, there will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.

Additionally, we are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension Proposal and, if needed, any additional extensions, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve an initial business combination. Even if the Articles Extension Proposal is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and an initial business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.

Additional extensions beyond the Articles Extension may be required, which may subject us and our shareholders to additional risks and contingencies that would make it more challenging for us to complete an initial business combination.

We have received two notices from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying us that we were not in compliance with two Nasdaq Listing Rules. If we cannot regain compliance, our securities will be subject to delisting, and the liquidity and the trading price of our securities could be adversely affected.

On October 9, 2023, we received a deficiency notice from the Staff of Nasdaq notifying us that we no longer meet the minimum 400 total holders requirement for The Nasdaq Global Market pursuant to Listing Rule 5450(a)(2) (the “Minimum Total Holders Requirement”). The notification received had no immediate effect on our Nasdaq listing. On November 24, 2023, we submitted to Nasdaq a plan to regain compliance with the Minimum Total Holders Requirement.

On January 22, 2024, we received a deficiency notice from the Staff of Nasdaq notifying us that we are not in compliance with Nasdaq Listing Rule 5620(a), which requires that Nasdaq-listed companies hold an annual meeting of shareholders within twelve months of their fiscal year end (the “Annual Meeting Requirement”), because we did not hold an annual meeting of shareholders within twelve months of our fiscal year ended December 31, 2022. The notification received had no immediate effect on our Nasdaq listing. On March 7, 2024, we submitted to Nasdaq a plan to regain compliance with the Annual Meeting Requirement.

If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;
●	reduced liquidity for our securities;

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●	a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;
●	a limited amount of news and analyst coverage;
●	a decreased ability to issue additional securities or obtain additional financing in the future; and
●	being subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals in this proxy statement.

Our Sponsor, certain members of our Board and our officers have interests in the proposals that may conflict with those of other shareholders in recommending that shareholders vote in favor of approval of the proposals. These interests include, among other things, Founder Shares held by the Sponsor and certain of our directors and officers which will be worthless (as the Sponsor and such directors have waived liquidation rights with respect to such shares), as will the private warrants held by the Sponsor, if the Articles Extension Proposal is not approved, and we do not consummate an initial business combination within the applicable time limits outlined in the current Articles.

These interests may influence our directors in making their recommendation that you vote in favor of the approval of the proposals described in this proxy statement. You should take these interests into account in deciding whether to vote in favor of such proposals. You should also read the section entitled “The Meeting — Interests of our Sponsor, Investor, Directors and Officers.”

Changes in laws or regulations, or a failure to comply with any laws and regulations, may adversely affect our business, including our ability to negotiate and complete our initial business combination, and results of operations.

We are subject to laws and regulations enacted by national, regional and local governments. In particular, we are required to comply with certain SEC and other legal requirements and numerous complex tax laws. Compliance with, and monitoring of, applicable laws and regulations may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time and those changes could have a material adverse effect on our business, investments and results of operations. In addition, a failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete our initial Business Combination, and results of operations.

On January 24, 2024, the SEC adopted the 2024 SPAC Rules requiring, among other matters, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and Business Combination transactions; (iii) additional disclosures regarding projections included in SEC filings in connection with proposed Business Combination transactions; and (iv) the requirement that both the SPAC and its target company be co-registrants for Business Combination registration statements

In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.

Compliance with the 2024 SPAC Rules and related guidance may (i) increase the costs of and the time needed to negotiate and complete an initial Business Combination and (ii) constrain the circumstances under which we could affect our ability to complete an initial Business Combination.

If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial Business Combination.

The SEC’s adopting release with respect to the 2024 SPAC Rules provided guidance relating to the potential status of SPACs as investment companies subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company is dependent on specific facts and circumstances and we can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.

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If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including (i) restrictions on the nature of our investments; and (ii) restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may have imposed upon us burdensome requirements, including: (i) registration as an investment company; (ii) adoption of a specific form of corporate structure; and (iii) reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to complete an initial business combination with an operating business, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.

We do not believe that our business activities will subject us to the Investment Company Act. To this end, the proceeds held in the Trust Account were initially invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act, which invest only in direct U.S. government treasury obligations; the holding of these assets in this form is intended to be temporary and for the sole purpose of facilitating the intended business combination. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, which risk increases the longer that we hold investments in the Trust Account, on November 1, 2023, we instructed Continental, as trustee of the Trust Account, to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash or in an interest bearing demand deposit account at a bank.

Pursuant to the Trust Agreement, Continental is not permitted to invest in securities or assets other than as described above. By restricting the investment of the proceeds to these instruments, and by having a business plan targeted at acquiring and growing businesses for the long term (rather than on buying and selling businesses in the manner of a merchant bank or private equity fund), we intended to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Our IPO was not intended for persons who were seeking a return on investments in government securities or investment securities. The Trust Account is intended solely as a temporary depository for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend our Articles (x) in a manner that would affect the substance or timing of our obligation to provide for the redemption of the Public Shares in connection with an initial business combination or to redeem 100% of our Public Shares if we do not complete our initial Business Combination within the business combination period; or (y) with respect to any other provision relating to the rights of holders of shares of our Class A common stock or pre-initial business combination activity; or (iii) absent an initial business combination within the business combination period, our return of the funds held in the Trust Account to our public stockholders as part of our redemption of the Public Shares.

We are aware of litigation claiming that certain SPACs should be considered investment companies. Although we believe that these claims are without merit, we cannot guarantee that we will not be deemed to be an investment company and thus subject to the Investment Company Act. If we were deemed to be subject to the Investment Company Act, compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete an initial Business Combination or may result in our liquidation. If we are unable to complete our initial Business Combination, our Public Stockholders may receive only approximately $10.91 per Public Share upon the liquidation of our Trust Account and our Warrants will expire worthless.

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To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, on November 1, 2023, we instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our Public Shareholders would receive upon any redemption or our liquidation.

The funds in the Trust Account had, since our IPO, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, on November 1, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental Stock Transfer & Trust Company, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our Initial Business Combination or liquidation. The liquidation was effected on November 2, 2023. Following such liquidation, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account could reduce the dollar amount our Public Shareholders would receive upon any redemption or our liquidation.

We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.

Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target. In addition, regulatory considerations may decrease the pool of potential target companies we may be willing or able to consider.

Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.

Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdictions where national security considerations, involvement in regulated industries (including telecommunications), or in businesses where a country’s culture or heritage may be implicated. Sunorange Limited (“Sunorange”) is the general partner of the Sponsor and a British Virgin Islands entity. Messrs. Calvin Kung, a U.S. citizen, and Wang Chiu Wong., a resident of Hong Kong S.A.R., serve as directors of Sunorange. Other members of the Sponsor include certain officers and directors of the Company. To the best of the Company’s knowledge, approximately 2% of the total allocated membership interests in the Sponsor are owned by U.S. persons on a look-through basis and approximately 98% of interests in the Sponsor owned by non-U.S. persons on a look-through basis. Of the approximately 98% of interests in the Sponsor owned by non-U.S. persons, approximately 58% are owned by persons in Hong Kong S.A.R., 16% are owned by persons in Israel, 12% are owned by persons in Malaysia and 12% are owned by persons in China. Accordingly, CFIUS may consider us to be a “foreign person.”

Although we do not believe the business combination with Scage constitutes a business combination with a U.S. business that may affect national security, CFIUS may take a different view and decide to block or delay the business combination, impose conditions to mitigate national security concerns with respect to the business combination, order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance, or impose penalties if CFIUS believes that the mandatory notification requirement applied. Additionally, the laws and regulations of other U.S. government entities may impose review or approval procedures on account of any foreign ownership by the Sponsor.

The foreign ownership limitations, and the potential impact of CFIUS, may prevent us from consummating the business combination with a U.S. target company. If we were to seek an initial business combination other than the business combination, the pool of potential targets with which it could complete an initial business combination may be limited as a result of any such regulatory restriction, and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of any government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete an initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public stockholders may only receive $10.91 per share (plus any applicable interest accrued). This will also cause you to lose any potential investment opportunity in potential target acquisition and the chance of realizing future gains on your investment through any price appreciation in the combined company, and our warrants will expire worthless.

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BACKGROUND

Overview

We are a blank check company formed on March 15, 2021 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

In March 2021, our Sponsor purchased an aggregate of 4,312,500 Founder Shares for an aggregate purchase price of $25,000. A total of 75,000 Founders Shares were transferred to our independent directors following their appointment. In March 2021, EarlyBirdCapital, the representative of the underwriters in our IPO, purchased 150,000 Class A ordinary shares.

On November 8, 2021, the Company completed the sale of 15,000,000 units at $10.00 per unit. On November 12, 2021, the Company closed on the underwriters’ full over-allotment exercise, resulting in the sale of an additional 2,250,000 units. The IPO and subsequent exercise of the over-allotment option by the underwriters generated gross proceeds of $172,500,000. Each unit consists of one Class A ordinary share and three-quarters of one redeemable warrant.

Simultaneously with the closing of the IPO, the Company completed the sale of 7,900,000 private warrants at a price of $1.00 per private warrant in a private placement to the Sponsor as well as to EarlyBirdCapital. On November 12, 2021, pursuant to the full exercise of the over-allotment option, the Sponsor purchased an additional 900,000 private warrants. The IPO and subsequent exercise of the over-allotment generated gross proceeds of $8,800,000 from the sale of the private warrants. The private warrants are subject to the transfer restrictions described below. The private warrants will not be redeemable by us so long as they are held by the Sponsor or its respective permitted transferees. If the private warrants are held by holders other than our Sponsor or its respective permitted transferees, the private warrants will be redeemable by us and exercisable by the holders on the same basis as the warrants included in the units sold in our initial public offering. Otherwise, the private warrants have terms and provisions that are identical to those of the warrants that were sold as part of the units in our initial public offering.

Following the closing of the IPO on November 8, 2021 and the subsequent exercise of the over-allotment option, $175,950,000 ($10.20 per unit) from the net proceeds of the sale of the units in the IPO and the sale of the private warrants was placed in the Trust Account. If we do not complete our initial business combination within the applicable time frame, the proceeds of the sale of the private warrants held in the Trust Account will be used to fund the redemption of our Public Shares, and the private warrants will expire worthless.

2023 Extraordinary General Meeting of Shareholders and Extension

We initially had until May 8, 2023, 18 months from the closing of the IPO, to consummate our initial business combination pursuant to our amended and restated memorandum and articles of association adopted by special resolution dated October 31, 2021. On May 8, 2023, we held an extraordinary general meeting of shareholders (“2023 EGM”) at which our shareholders approved, among other things, amendments to such articles to (i) extend the date by which we must consummate our initial business combination from May 8, 2023 to May 8, 2024 (the “2023 Extension”) and (ii) entitled holders of Class B ordinary shares to convert such shares into Class A ordinary shares prior to the closing of our initial business combination at the election of the holder (the “Conversion Amendment Proposal”). In connection with the vote to approve the 2023 Extension, the holders of 12,626,668 Class A ordinary shares properly exercised their right to redeem their shares for cash at a redemption price of approximately $10.50 per share, for an aggregate redemption amount of approximately $132.6 million. The redemptions (the “2023 Redemptions”) were effected on May 18, 2023.

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Founder Share Conversion

On May 8, 2023, following the approval of the Conversion Amendment Proposal by our stockholders at the 2023 EGM, we issued an aggregate of 4,312,499 Class A ordinary shares to the Sponsor and our former independent directors Mitch Garber, Nadav Zohar and Gustavo Schwed upon the conversion of an equal number of Class B ordinary shares held by the Sponsor and our former independent directors Mitch Garber, Nadav Zohar and Gustavo Schwed as Founder Shares (the “Founder Share Conversion”). The 4,312,499 Class A ordinary shares issued in connection with the Founder Share Conversion are subject to the same restrictions as applied to the Class B ordinary shares before the Founder Share Conversion, including the Sponsor’s agreement not to transfer, assign or sell any of its Founder Shares until the earlier to occur of (A) one year after the completion of a business combination and (B) subsequent to a business combination, (x) if the last reported sale price of the Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share splits, share reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a business combination, or (y) the date on which we complete a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of our shareholders having the right to exchange their shares of Class A ordinary shares for cash, securities or other property. As a result of the Founder Share Conversion and the 2023 Redemptions, the Sponsor and certain designees of Sunorange, hold approximately 47.4% of the issued and outstanding ordinary shares.

Following the Founder Share Conversion and the 2023 Redemptions, there were 9,085,831 Class A Ordinary Shares and one Class B Ordinary Share issued and outstanding.

Sunorange Investment and Sponsor Handover

On April 27, 2023, we entered an investment agreement with the Sponsor and Sunorange, pursuant to which Sunorange and its designees acquired partnership interests in the Sponsor and Class B ordinary shares directly held by certain of our directors, which combined interests entitled Sunorange to receive, in the aggregate, 3,557,813 Class B ordinary shares and 6,160,000 private placement warrants, and we introduced a change in our management and the Board as follows: (i) Calvin Kung replaced David Gershon as Chairman of the Board and Chief Executive Officer and Wang Chiu (Tommy) Wong replaced Ron Golan as Chief Financial Officer and director on the Board, effective upon closing of the investment with Sunorange; (ii) Jonathan Ophir and Uri Chaitchik tendered their resignations as Chief Investment Officer and Senior Consultant, respectively, effective upon closing of the investment with Sunorange (the “Sunorange Investment”); and (iii) Mitch Garber, Gustavo Schwed and Nadav Zohar tendered their resignations as directors, to be effective upon expiration of the Waiting Period and whose vacancies shall be filled by Calvin Kung and Wang Chiu (Tommy) Wong.

On May 8, 2023, we completed the closing of the Sunorange Investment after our shareholders approved the 2023 Extension and the Conversion Amendment Proposal and after certain closing conditions were met, including but not limited to: (i) a minimum of $30 million remaining in the Trust Account after accounting for all redemptions in connection with the 2023 EGM; (ii) us obtaining or extending a directors and officers insurance policy on terms satisfactory to the parties; (iii) the conversion of Class B ordinary shares into Class A ordinary shares as needed to retain shareholders and meet continued listing requirements of Nasdaq in the event that the 2023 Extension was approved; (iv) the amendment of the Sponsor’s existing limited partnership agreement; (v) the transfer of 61,875 Class B ordinary shares from certain of our directors to Sunorange or its designees and (vi) the cancellation of an outstanding working capital loan from the Sponsor and the reduction of certain advisory fees to be due upon the closing of an initial business combination.

In connection with the closing of the Sunorange Investment, on May 8, 2023, Sunorange caused $300,000 to be deposited into the Trust Account to support the first three months of the 2023 Extension. Sunorange has agreed to deposit into the Trust Account the lesser of (i) $100,000 or (ii) $0.033 per Public Share that is not redeemed for each successive month, or portion thereof, that is needed by us to complete an initial business combination until May 8, 2024. Through March 28, 2024, $1,100,000 has been deposited into the Trust Account in support of the 2023 Extension.

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Extension Note

On June 2, 2023, we issued an unsecured promissory note (the “June 2023 Promissory Note”) in the aggregate principal amount of up to $1,200,000 to the Sponsor, which will be deposited into the Trust Account for the benefit of each Public Share that was not redeemed in connection with our May 8, 2023 shareholder vote to approve the 2023 Extension. The Sponsor agreed to pay $100,000 per month until the completion of an initial Business Combination, commencing on May 8, 2023 and continuing through May 8, 2024. The June 2023 Promissory Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which we consummate our Business Combination and (ii) the date that our winding up is effective. At the election of the Sponsor, up to $1,200,000 of the unpaid principal amount of the June 2023 Promissory Note may be converted into warrants (“Conversion Warrants”) at a conversion price of $1.00 per warrant. The Conversion Warrants shall be identical to the Private Placement Warrants issued by us at the IPO. We have determined that the fair value of the June 2023 Promissory Note is its face value as the note was not issued with a substantial premium. The Sponsor funded the first three months of the June 2023 Promissory Note in its first payment. As of April 4, 2024, the Sponsor had deposited an aggregate of $1,000,000 into the Trust Account to support the 2023 Extension on behalf of the Company. As of April 4, 2024, the outstanding balance of the June 2023 Promissory Note was $1,000,000, and no interest was accrued.

The Meeting

The Board currently believes that there will not be sufficient time before May 8, 2024 to complete an initial business combination. Accordingly, the Board believes that in order to consummate an initial business, we may need to implement the Articles Extension.

Approximately $52,032,856, including proceeds from our IPO, the simultaneous sale of warrants in the private placement and interest income earned on such funds were held in the Trust Account as of April 2, 2024. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any Public Shares properly submitted in connection with a shareholder vote to amend our Articles (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our Public Shares if we do not complete our initial business combination within the applicable time frame, subject to extension, or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within 30 months from the closing of the IPO, our return of the funds held in the Trust Account to our Public Shareholders as part of our redemption of the Public Shares.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Investor, Directors and Officers.”

You are not being asked to vote on any business combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the Record Date for a meeting to consider an initial business combination, you will be entitled to vote on an initial business combination when it is submitted to shareholders and will retain the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed or we have not consummated a business combination by the expiration of the Articles Extension Date, subject to the terms of the Articles.

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THE MEETING

Date, Time and Place of the Meeting

The enclosed proxy is solicited by the Board in connection with an extraordinary general meeting of shareholders in lieu of an annual general meeting of shareholders to be held on May 2, 2024 at 9:00 a.m. Eastern Time/ 3:00 p.m. local (Israel) time at the office of Ryze Beyond Ltd at 6 Yitzhak Sadeh Street, Tel Aviv-Yafo, 677750, and via live webcast, or at such other time, on such other date and at such other place at which the Meeting may be adjourned or postponed. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online before the Meeting by visiting https://www.cstproxy.com/finnovateacquisition/2023.

Purpose of the Meeting

At the Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal No. 1 - A proposal to approve, by way of special resolution, that the second amendment to the Company’s amended and restated memorandum and articles of association adopted by special resolution dated 31 October 2021 and in addition to the first amendment to such articles dated May 8, 2023, in the form attached as Annex A hereto, which provides that the Company may elect to extend the date (the “Articles Extension”) by which the Company has to consummate a business combination within 36 months from the consummation of its initial public offering, i.e. November 8, 2024, or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect (such proposal, the “Articles Extension Proposal”);

2.	Proposal No. 2 — A proposal, by way of ordinary resolution, to ratify the selection by the Audit Committee of the Board that Marcum LLP shall serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024 (the “Auditor Ratification Proposal”); and

3.	Proposal No. 3 — A proposal to approve, by way of ordinary resolution, of the Meeting be adjourned to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

You are not being asked to vote on any business combination transaction at this time. If the Articles Extension Proposal is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event our initial business combination is approved and completed or if the Company has not consummated the initial business combination prior to the Articles Extension Date, subject to the terms of the Articles.

Public shareholders may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Articles Extension Proposal regardless of whether or how such Public Shareholders vote with respect to the Articles Extension Proposal. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approvals and we determine to implement the Articles Extension. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining Public Shareholders will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account when an initial business combination is submitted to the shareholders. Furthermore, if the Articles Extension Proposal is approved and the Articles Extension is implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the passage of the Articles Extension Date.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. If a holder of Public Shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).

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The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximate $52,069,598 that was in the Trust Account as of April 2, 2024.

If the Articles Extension Proposal is not approved and we do not consummate an initial business combination by May 8, 2024, in accordance with our Articles, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Company’s warrants will expire worthless.

The approval of the Articles Extension Proposal require a special resolution as a matter of Cayman Islands law being a resolution passed by a majority of at least two-thirds of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Approval of the Auditor Ratification Proposal and the Adjournment Proposal, if presented, requires an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by a majority of the Company’s shareholders who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Notwithstanding shareholder approval of the Articles Extension Proposal, our Board will retain the right to not implement the Articles Extension at any time before the implementation thereof without any further action by our shareholders.

Only holders of record of our ordinary shares at the close of business on April 4, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The Record Date with respect to this solicitation is the close of business on April 4, 2024 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.

If you are a holder of record of ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting in person or virtually at the Meeting. Attendance at the Meeting alone will not change your vote. If your ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.

We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about [__], 2024.

Appraisal or Dissenters’ Rights

Neither Cayman Islands law nor our Articles provide for appraisal or dissenter’s rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares in connection with their objection to such proposals.

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Outstanding Shares and Quorum

The number of outstanding ordinary shares entitled to vote at the Meeting is 9,085,832 shares, which consists of (i) 9,085,831 Class A ordinary shares, all of which are Public Shares, and (ii) 1 Class B ordinary share (Founder Shares). Each ordinary share is entitled to one vote. The presence of holders of a majority of the shares being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. Abstentions and broker non-votes will have no effect on the outcome of the proposals. The Class A ordinary shares and Founder Shares are entitled to vote together as a single class on the Articles Extension Proposal, Auditor Ratification Proposal and the Adjournment Proposal.

Abstentions and Broker Non-Votes

An abstention occurs when a shareholder attends a meeting, or is represented by proxy, but abstains from voting. Assuming that a quorum is present, a shareholder’s abstention will have no effect on the outcome of the votes on the Articles Extension Proposal, Auditor Ratification or the Adjournment Proposal.

Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. The Articles Extension Proposal and the Adjournment Proposal are considered to be “non-routine,” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to such “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.

The Auditor Ratification Proposal is considered to be “routine,” and brokers, banks or other nominees will have discretionary voting power with respect to the Auditor Ratification Proposal. Accordingly, at the Meeting, your shares may be voted on by your broker, bank or other nominee for the Auditor Ratification Proposal.

Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Meeting:

Proposal	Vote Required
Articles Extension	A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.
Auditor Ratification	An ordinary resolution, being a resolution passed by a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.
Adjournment	An ordinary resolution, being a resolution passed bya majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting.

Abstentions will have no effect on the proposals, assuming a quorum is present.

The chairman of the Meeting may adjourn the Meeting whether or not there is a quorum, to reconvene at the same or some other place, and may adjourn the Meeting from time to time until a quorum shall be present. Under the Articles, if there is no quorum within half an hour from the time appointed for the Meeting, the Meeting will stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as our Board may determine. If at the adjourned meeting a quorum is not present within half an hour from the time appointed for the Meeting to commence, the shareholders present shall be a quorum. If the Meeting is adjourned for 30 days or more, notice of the adjourned Meeting must be given. Otherwise, it will not be necessary to give any such notice of the adjourned Meeting.

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Voting Procedures

Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.

●	You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends voting “FOR” the Articles Extension Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal.

●	You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must you first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your Public Shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Advantage Proxy, our proxy solicitor at:

Karen Smith

President & CEO

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

We have retained Advantage Proxy to aid in the solicitation of proxies. Advantage Proxy will receive a fee of approximately $8,500, as well as reimbursement for certain costs and out-of-pocket expenses incurred by them in connection with their services, all of which will be paid by us. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own Public Shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.

Delivery of Proxy Materials to Shareholders

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:

●	if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 265 Franklin Street, Suite 1702, Boston, MA 02110, and via email to info@finnovateacquisition.com; and

●	if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

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Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below:

●	If the business combination with Scage or another business combination is not consummated by May 8, 2024 (unless extended by our shareholders), we will cease all operations except for the purpose of winding up, redeem 100% of our issued and outstanding Public Shares for cash and, subject to the approval of our remaining shareholders and our Board, dissolve and liquidate. In such event, the 4,312,500 Founder Shares held by our initial shareholders, Sponsor and their affiliates, including any directors and officers, would be worthless because such holders are not entitled to participate in any redemption or distribution with respect to such shares (although the Founder Shares have certain rights that differ from the rights of holders of the Public Shares, the aggregate value of such shares is estimated to be approximately $48.5 million, assuming the per share value of the shares is the same as the $11.24 closing price of the Public Shares on Nasdaq on March 27, 2024, despite having been purchased for an aggregate of $25,000). As a result, our Sponsor, officers and directors or their affiliates are likely to be able to recoup their investment in our Company and make a substantial profit on that investment. This means that our Sponsor, officers and directors or their affiliates could earn a positive rate of return on their investment, even if our Public Shareholders experience a negative rate of return after a business combination;

●	the fact that the Sponsor purchased an aggregate of 8,243,038 private placement warrants for an aggregate amount of $8,243,038 simultaneously with the consummation of the IPO. Although such securities have certain rights that differ from the rights of holders of public warrants, the private placement warrants had an aggregate market value of approximately $82,430 based upon the closing price of our public warrants of $0.01 per warrant on Nasdaq as of March 27, 2024. If we are unable to complete a business combination by May 8, 2024 (unless extended by our shareholders), the private placement warrants will expire worthless and the Sponsor will be unable to recoup its investment in our Company;

●	since November 2021, we have paid the Sponsor a total of $3,000 per month for office space, utilities and secretarial and administrative support services;

●	the fact that, unless the Company consummates the initial business combination, the Sponsor and our directors and officers will not receive reimbursement for any out-of-pocket expenses incurred by them on behalf of the Company (none of such expenses were incurred that had not been reimbursed as of April 1, 2024) to the extent that such expenses may exceed the amount of available proceeds not deposited in the Trust Account;

●	the fact that the Sponsor has made outstanding loans to the Company in the aggregate amount of approximately $1,687,873 as of March 27, 2024 (which consists of approximately $1,000,000 outstanding under the June 2023 Promissory Note and $687,873 in working capital advances, which amount the Company will be unable to repay to the Sponsor to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination on or prior to the Articles Extension Date, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the liquidation date, from the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, certain officers and directors are either direct and indirect limited partners of our Sponsor, or have direct or indirect economic interests in our Sponsor.

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Redemption Rights

Pursuant to our current Articles, our Public Shareholders will be provided with the opportunity to redeem their Public Shares upon the implementation of the Articles Extension, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, divided by the number of then outstanding Public Shares. If your redemption request is properly made and the Articles Extension Proposal is implemented, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $52,069,598 on April 2, 2024, the estimated per share redemption price would have been approximately $10.91. Public shareholders may elect to redeem their Public Shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension.

In order to exercise your redemption rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern Time on April 30, 2024 (two (2) business days before the Meeting) that we redeem your Public Shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com” spacredemptions@continentalstock.com

and

●	deliver or tender your Public Shares (and share certificate(s) (if any) and other redemption forms) either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical share certificates should allot sufficient time to obtain physical share certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical share certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the Meeting and, thereafter, with our consent. If a holder of Public Shares delivers the share certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the applicable date not to elect to exercise such rights, such holder may request that the transfer agent return the share certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.

Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.

If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.

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If the Articles Extension Proposal is not approved and we do not consummate a business combination by May 8, 2024, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants to purchase ordinary shares will expire worthless.

Holders of outstanding units must separate the underlying Public Shares and public warrants prior to exercising redemption rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and public warrants.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and Public Warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the Public Shares upon the separation of the units into Public Shares and Public Warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

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PROPOSAL NO 1: THE ARTICLES EXTENSION PROPOSAL

Background

The proposed Articles Extension would amend the Company’s Articles to extend the date by which the Company would be permitted to consummate a business combination from May 8, 2024 to November 8, 2024, or such earlier date as may be determined by the Board in its sole discretion. The complete text of the proposed second amendment to the Articles is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

You are not being asked to vote on any business combination at this time. If the Articles Extension is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote for an initial business combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event that an initial business combination is approved and completed or if the Company has not consummated the initial business combination on or prior to the Articles Extension Date, subject to the terms of the Articles.

Reasons for the Proposed Articles Extension

The Company is proposing to amend, by way of special resolution, its Articles to extend the date by which it would be permitted to consummate a business combination from May 8, 2024 to November 8, 2024, or such earlier date as may be determined by the Board in its sole discretion.

The primary purpose of the Articles Extension Proposal is to provide us with additional time to complete our initial business combination. On August 21, 2023, we entered into a Business Combination Agreement (the “Business Combination Agreement”) with Pubco, Hero 1, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco, Hero 2, an exempted company incorporated with limited liability in the Cayman Islands and a wholly-owned subsidiary of Pubco, and Scage. For more information about the business combination with Scage, see the Registration Statement on Form F-4 once filed with the U.S. Securities and Exchange Commission (the “SEC”).

Without the Articles Extension, we believe that we will not be able to complete an initial business combination on or before May 8, 2024. If that were to occur, the Company would be forced to liquidate. Therefore, the Board has determined that it is in the best interests of the Company and its shareholders to extend the date by which the Company has to consummate an initial business combination to the Articles Extension Date in order for our shareholders to have the opportunity to participate in an investment in the combined company. The Company intends to hold another shareholder’s meeting prior to the expiration of the Articles Extension in order to seek shareholder approval of our initial business combination with Scage. In addition, the Board believes that it is advantageous for the Board to be able to determine, in its sole discretion, to determine to liquidate and dissolve the Company at an earlier date. Approval of the Articles Extension Proposal is a condition to the implementation of the Articles Extension.

If the Articles Extension Is Approved

If the Articles Extension Proposal is approved, the Articles Extension in the form of Annex A hereto will, upon filing in the Cayman Islands, be effective, and the Trust Account will not be liquidated except in connection with our completion of a business combination, or in connection with our liquidation if we do not complete a business combination by the applicable termination date of the Company. We will then continue to attempt to consummate our initial business combination with Scage until the Articles Extension Date.

If the Articles Extension Proposal is approved and the Articles Extension is implemented, then, the Sponsor (or its designees) will contribute to us loans (the “Loans”) of the lesser of (x) $37,500 or (y) $0.025 for each Public Share that is not redeemed (such amount, the “Monthly Amount”) for each calendar month (commencing on May 8, 2024 and ending on the 8th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until November 8, 2024. Accordingly, the amount deposited per share will depend on the number of Public Shares that remain outstanding after redemptions in connection with the Articles Extension and the length of the extension period that will be needed to complete an initial business combination. If more than 1,500,000 Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount paid per share will be reduced proportionately. For example, if we complete an initial business combination on September 8, 2024, which would represent four calendar months, no Public Shares are redeemed and all of our Public Shares remain outstanding in connection with the Articles Extension, then the aggregate amount deposited per share will be approximately $0.031 per share, with the aggregate maximum contribution to the Trust Account being $150,000. However, if 3,273,333 Public Shares are redeemed and 1,500,000 of our Public Shares remain outstanding after redemptions in connection with the Articles Extension, then the amount deposited per share for such four-month period will be approximately $0.10 per share.

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Assuming the Articles Extension is implemented, the Sponsor will loan up to $37,500 for each Monthly Amount, which amount will be deposited in the Trust Account within seven calendar days from the 8th of the applicable calendar month (or portion thereof). The Loans are conditioned upon the implementation of the Articles Extension. The Loans will not occur if the Articles Extension Proposal is not approved. The amount of the Loans will not bear interest and will be repayable by us to the Sponsor or its designees upon consummation of an initial business combination.

The Board is at liberty to fix an earlier date before November 8, 2024, by which the Company is required to consummate a business combination, and if the Company does not consummate a business combination by such earlier date, the Company shall, subject to the redemption of Public Shares and the approval of the remaining shareholders and directors, be liquidated and dissolved as promptly as reasonably possible. If the Board determines to liquidate sooner, the obligation to make additional Monthly Amounts will terminate, and the Company will liquidate and dissolve promptly thereafter.

If the Articles Extension Proposal is approved, the Board will have the flexibility to liquidate the Trust Account and dissolve in accordance with law and to redeem all Public Shares on a specified date following the filing of the Articles Extension at any time before or after May 8, 2024, and on or prior to the Articles Extension Date.

If the Articles Extension Is Not Approved

If the Articles Extension Proposal is not approved and we have not consummated a business combination by May 8, 2024, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account and not previously released to the Company (net of taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish the Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants which will expire worthless in the event we wind up. We do not believe it is likely that, if the Articles Extension Proposal is not approved, we will be able to consummate a business combination by May 8, 2024.

If the Company liquidates and dissolves, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below (i) $10.20 per Public Share or (ii) the actual amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per Public Share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

Our Sponsor, directors and officers have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our Articles such as the Articles Extension. On the Record Date, the Sponsor and independent directors beneficially owned and were entitled to vote 4,312,500 ordinary shares, in the aggregate, which approximately represent 47.5% of the Company’s issued and outstanding ordinary shares.

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In connection with the Articles Extension Proposal, Public Shareholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding Public Shares, regardless of whether such Public Shareholders vote “FOR” or “AGAINST” the Articles Extension Proposal, and an Election can also be made by Public Shareholders who do not vote, or do not instruct their broker or bank how to vote, at the Meeting. Public shareholders may make an Election regardless of whether such Public Shareholders were holders as of the Record Date. However, redemption payments for Elections in connection with this Meeting will only be made if the Articles Extension Proposal receives the requisite shareholder approval and we determine to implement the Articles Extension. If the Articles Extension Proposal is approved by the requisite vote of shareholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when a business combination is submitted to the shareholders, subject to any limitations set forth in our Articles, as amended by the Articles Extension (as long as their election is made at least two (2) business days prior to the meeting at which the shareholders’ vote is sought). Each redemption of shares by our Public Shareholders will decrease the amount in our Trust Account, which held approximately $52,069,598 of marketable securities as of April 2, 2024. In addition, Public Shareholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Articles Extension Date or our earlier liquidation.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Meeting (or April 30, 2024). You may tender your shares by delivering or tendering your shares (and share certificate(s) (if any) and other redemption forms) electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system.. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its Public Shares.

As of April 2, 2024, there was approximately $52,069,598 of marketable securities in the Trust Account. If the Articles Extension Proposal is approved and the Company extends a business combination period to last through November 8, 2024, or such earlier date as may be determined by our Board in its sole discretion, the redemption price per share as of the date of the meeting for the approval of an initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current redemption price of approximately $10.20 per share under the terms of our current Articles and Trust Agreement.

Vote Required for Approval

A special resolution as a matter of Cayman Islands law, being a resolution passed by a majority of at least two-thirds of the Company’s ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting, is required to approve the Articles Extension Proposal. Assuming the presence of a quorum at the Meeting, abstentions, broker non-votes or the failure to vote on the Articles Extension Proposal will have no effect on the vote concerning the Articles Extension Proposal.

Full Text of Resolution

The full text of the Resolution to be voted upon is as follows:

“Resolved, by way of special resolution, that the second amendment to the Company’s amended and restated memorandum and articles of association adopted by special resolution dated 31 October 2021 and in addition to the first amendment to such articles dated 8 May 2023, in the form attached as Annex A to the accompanying proxy statement, which provides that the Company may elect to extend the date (the “Articles Extension”) by which the Company has to consummate a business combination within 36 months from the consummation of its initial public offering, i.e. November 8, 2024, or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect.”

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ARTICLES EXTENSION PROPOSAL.

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U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A ordinary shares that elect to have their Class A ordinary shares redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A ordinary shares of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Internal Revenue Code (the “Code”) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Redemption of Class A Ordinary Shares

In the event that a U.S. Holder’s Class A ordinary shares of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A ordinary shares under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning rights) relative to all of our shares both before and after the redemption. The redemption of Class A ordinary shares generally will be treated as a sale of the Class A ordinary shares (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A ordinary shares which could be acquired pursuant to the exercise of the right. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A ordinary shares must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A ordinary shares will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A ordinary shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A ordinary shares of the Company will be treated as a sale or as a distribution under the Code.

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Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of Class A ordinary shares, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A ordinary shares so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A ordinary shares is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A ordinary shares based upon the then fair market values of the Class A ordinary shares and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A ordinary shares so redeemed. A U.S. Holder’s adjusted tax basis in its Class A ordinary shares generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A ordinary shares or the U.S. Holder’s initial basis for Class A ordinary shares received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A ordinary shares, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A ordinary shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A ordinary shares and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A ordinary shares that elect to have their Class A ordinary shares of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A ordinary shares of the Company and is not a U.S. Holder.

Redemption of Class A Ordinary Shares

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A ordinary shares generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A ordinary shares, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A ordinary shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A ordinary shares of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Ordinary Shares Treated as a Sale

If the redemption qualifies as a sale of Class A ordinary shares, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A ordinary shares of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

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●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A ordinary shares, and, in the case where shares of our Class A ordinary shares are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A ordinary shares at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A ordinary shares. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A ordinary shares, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A ordinary shares, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A ordinary shares and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A ordinary shares, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A ordinary shares”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

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PROPOSAL NO. 2: THE AUDITOR RATIFICATION PROPOSAL

Overview

We are asking our shareholders to ratify the Audit Committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Marcum has audited our financial statements for the fiscal years ended December 31, 2023, 2022 and 2021. A representative of Marcum is not expected to be present at the Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Quarterly Reports on Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2023 and 2022 totaled $281,711 and $161,135, respectively. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay Marcum for any audit-related fees for the years ended December 31, 2023 and 2022.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Marcum for tax services, planning or advice for the years ended December 31, 2023 and 2022.

All Other Fees

All other fees consist of fees billed for all other services. We did not pay Marcum for any other services for the years ended December 31, 2023 and 2022.

Our Audit Committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our Initial Public Offering. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our Board of Directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing our independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2024, our Audit Committee may reconsider the selection of Marcum as our independent registered public accounting firm.

Vote Required for Approval

The approval of the Auditor Ratification Proposal requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention and a broker non-vote, will have no effect on the outcome of the Auditor Ratification Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

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PROPOSAL NO. 3: THE ADJOURNMENT PROPOSAL

Background

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

In addition to an adjournment of the Meeting upon approval of the Adjournment Proposal, the Board is empowered under Cayman Islands law to postpone the Meeting at any time prior to the Meeting being called to order in accordance with the Articles. In such event, the Company will issue a press release and take such other steps as it believes are necessary and practical under the circumstances to inform its shareholders of the postponement of the Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the other proposals.

Vote Required for Approval

The approval of the Adjournment Proposal, if presented, requires an ordinary resolution, being the affirmative vote of the holders of a majority of the ordinary shares who, being present in person (including virtually) or represented by proxy and entitled to vote at the Meeting, vote at the Meeting. Accordingly, assuming that a quorum is present, a shareholder’s failure to vote, as well as an abstention and a broker non-vote, will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of Finnovate ordinary shares as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of ordinary shares of Finnovate, by:

●	each person known by Finnovate to be the beneficial owner of more than 5% of our outstanding ordinary shares;
●	each of Finnovate’s current officers and directors that beneficially owns ordinary shares of Finnovate;
●	each of Finnovate’s former officers and directors that beneficially owns ordinary shares of Finnovate; and
●	all of Finnovate’s current officers and directors as a group.

As of the Record Date, there were 9,085,832 ordinary shares, consisting of 9,085,831 Class A ordinary shares and one (1) Class B ordinary share, issued and outstanding. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

	Class A Ordinary Shares		Class B Ordinary Shares(2)
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Ordinary Shares
Finnovate Sponsor, LP (our Sponsor)(3)(4)	4,299,374	46.6%	1	100%	46.6%
Calvin Kung(3)(4)	4,299,374	46.6%	1	100%	46.6%
Wang (Tommy) Chiu Wong(3)(4)	4,299,374	47.3%	1	100%	47.3%
Mitch Garber(5)	4,375	—	—	—	—
Gustavo Schwed(5)	4,375	—	—	—	—
Nadav Zohar(5)	4,375	—	—	—	—
Chunyi (Charlie) Hao(3)	—	—	—	—	—
Tiemei (Sarah) Li(3)
Sanjay Prasad(3)	—	—	—	—	—
All directors and executive officers as a group (5 individuals) after appointment of 14F Directors	4,312,499	47.5%	1	100%	47.5%

Other 5% Shareholders
Mizuho Financial Group, Inc.(6)	640,627	7.1%	—	640,627	7.1%
Glazer Capital, LLC(7)	630,022	6.9%	—	—	6.9%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o Finnovate Acquisition Corp., 265 Franklin Street, Suite 1702, Boston, MA 02110.
(2)	Class B ordinary shares are convertible into Class A ordinary shares on a one-for-one basis, subject to adjustment pursuant to the anti-dilution provisions contained therein. Class B ordinary shares otherwise have the same rights as Class A ordinary shares, except that prior to our initial business combination, only Class B ordinary shares have the right to vote in the election of directors.
(3)	The shares reported in this row are held of record by our Sponsor, Finnovate Sponsor L.P., a Delaware limited partnership. Sunorange Limited, a British Virgin Islands company, serves as the sole general partner of our Sponsor. Sunorange Limited is controlled by Mr. Kung, our Chief Executive Officer and a director, and Mr. Wong, our Chief Financial Officer and a director. Consequently, Messrs. Kung and Wong may be deemed the beneficial owners of the shares held by our Sponsor and have voting and dispositive control over such securities. The limited partnership interests of our Sponsor are held by various individuals and entities, including Messrs. Hao, Kung, Prasad, Wong and Ms. Li. Each of Messrs. Hao, Kung, Prasad, Wong and Ms. Li disclaim beneficial ownership of the securities held by our Sponsor other than to the extent of their direct or indirect pecuniary interest in such securities.
(4)	The shares beneficially owned include: (i) 4,237,499 Class A ordinary shares held by our Sponsor; and (ii) one Class B ordinary share held by our Sponsor. Excludes 61,875 Class A ordinary shares received by a designee of Sunorange Limited, which designee is also a limited partner of the Sponsor.
(5)	Each of these individuals holds a direct or indirect interest in our Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(6)	Based on the Schedule 13G filed with the SEC on February 13, 2024, the ordinary shares are beneficially owned by Mizuho Financial Group, Inc. The business address of the Mizuho Financial Group, Inc. is 265 Franklin Street, Suite 1702, Boston, MA, 02110.
(7)	Based on the Schedule 13G filed with the SEC on February 14, 2024, the ordinary shares are beneficially owned by Glazer Capital, LLC, a Delaware limited liability company (“Glazer Capital”) held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”). Mr. Paul J. Glazer (“Mr. Glazer”), who serves as the managing member of Glazer Capital. The business address of the reporting persons is 250 West 55th Street, Suite 30A, New York, New York 10019.

The table above does not include the ordinary shares underlying the private warrants held by the Sponsor because these securities are not exercisable within 60 days of the Record Date.

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WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet website that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Articles Extension Proposal, the Auditor Ratification Proposal and the Adjournment Proposal, by contacting the Company’s proxy solicitor at the following address and telephone number:

Karen Smith

President & CEO

Advantage Proxy, Inc.

PO Box 10904

Yakima, WA 98909

Toll Free: (877) 870-8565

Collect: (206) 870-8565

(banks and brokers can call collect at (206) 870-8565)

Email: ksmith@advantageproxy.com

You may also contact us at the following address, email and telephone number:

Wang Chiu (Tommy) Wong, Director and Chief Financial Officer, c/o Finnovate Acquisition Corp., 265 Franklin Street, Suite 1702, Boston, MA email: tomwg98@gmail.com; telephone: +1 (424) 253-0908.

In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than April 29, 2024.

36

ANNEX A

SECOND AMENDMENT

TO THE

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

FINNOVATE ACQUISITION CORP.

[   ], 2024

RESOLVED, as special resolutions, that:

(i) Article 49.7 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that the Company does not consummate a Business Combination within 36 months from the consummation of the IPO or such earlier date as determined by the board of Directors, or such later time as the Members may approve in accordance with the Articles, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and.

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve,

subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.”

(ii) Article 49.8 of the Articles of Association of the Company be deleted in its entirety and replaced as follows:

“In the event that any amendment is made to the Articles:

(a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or an amendment to these Articles prior thereto or redeem 100 per cent of the Public Shares if the Company does not consummate a Business Combination within 36 months from the consummation of the IPO or such earlier date as determined by the board of Directors, or such later time as the Members may approve in accordance with the Articles; or

(b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity,

each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares. The Company’s ability to provide such redemption in this Article is subject to the Redemption Limitation.”

A-1

PROXY CARD

Finnovate Acquisition Corp.
The White House

20 Genesis Close, George Town,

Grand Cayman KY1 1208, Cayman Islands

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL GENERAL MEETING OF

Finnovate Acquisition Corp.

May 2, 2024

YOUR VOTE IS IMPORTANT
FOLD AND DETACH HERE

Finnovate Acquisition Corp.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL GENERAL MEETING OF THE COMPANY TO BE HELD ON

May 2, 2024

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated [__], 2024, (the “Proxy Statement”) in connection with the extraordinary general meeting of shareholders in lieu of an annual general meeting of Finnovate Acquisition Corp. (the “Company”) and at any adjournments thereof (the “Meeting”) to be held at [__] Eastern Time on May 2, 2024 at [__] or via live webcast at https://www.cstproxy.com/finnovateacquisition/2024, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Calvin Kung and Wang Chiu (Tommy) Wong, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of the Company registered in the name provided, held of record as of April 4, 2024, which the undersigned is entitled to vote at the Meeting and at any adjournments thereof, with all powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3, CONSTITUTING THE ARTICLES EXTENSION PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL AND THE ADJOURNMENT PROPOSAL, RESPECTIVELY.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the
Extraordinary General Meeting of Shareholders in Lieu of an Annual General Meeting, to be held on May 2, 2024:

The notice of meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/finnovateacquisition/2024.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND, IF PRESENTED, PROPOSAL NO. 3.	Please mark ☒ votes as indicated in this example

Proposal No. 1 – Articles Extension Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of special resolution, that the second amendment to the Company’s amended and restated memorandum and articles of association adopted by special resolution dated 31 October 2021 and in addition to the first amendment to such articles dated 8 May 2023, in the form attached as Annex A to the accompanying proxy statement, which provides that the Company may elect to extend the date by which the Company has to consummate a business combination within 36 months from the consummation of its initial public offering, i.e. November 8, 2024, or such earlier date as may be determined by the Board in its sole discretion be adopted with immediate effect	☐	☐	☐

Proposal No. 2 – Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN
A proposal, by way of ordinary resolution, to ratify that the selection by the Audit Committee of the Board that Marcum LLP shall serve as the Company’s independent registered public accounting firm for the year ending December 31, 2024.	☐	☐	☐

Proposal No. 3 – Adjournment Proposal	FOR	AGAINST	ABSTAIN
A proposal to approve, by way of ordinary resolution, the Meeting be adjourned to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal No. 1 or Proposal No. 2.	☐	☐	☐

Date: _______________, 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL NO. 1, PROPOSAL NO. 2 AND PROPOSAL NO. 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.